FOR IMMEDIATE RELEASE

Biotricity changes year-end to move closer to qualifying to list on a National Exchange

REDWOOD CITY, CA – April 25, 2017 – Biotricity, Inc. (BTCY), a medical diagnostic and consumer healthcare technology company dedicated to delivering innovative, biometric remote monitoring solutions, has changed its year-end as it prepares to get ready to pursue a listing on a national securities exchange such as NYSE:MKT or Nasdaq. As certain national securities exchanges would require at least one full year of audited financials of the Company, this step will fulfill that requirement. There are several additional steps that are required before Biotricity can formally begin the process.

Pursuing a national listing is a critical step for the Company because it believes that listing on a national securities exchange will result in greater liquidity, a higher profile, and a larger following among analysts and the public. Given the recent submission of the final 510(k) application for its Bioflux product, Biotricity believes this is the right time to begin this effort. The Company has already engaged Donohoe Advisory to guide them through this process.

Biotricity founder and CEO Waqaas Al-Siddiq commented, "The Company is incredibly excited about kicking off this initiative. A listing on a national securities exchange is an important step for Biotricity as we prepare to commercialize our first medical solution and help drive awareness around the Company and our remote medical monitoring device.”

About Biotricity Inc.

Biotricity is a modern medical technology company focused on delivering innovative, remote biometric monitoring solutions to the medical and consumer markets, including diagnostic and post-diagnostic solutions for chronic conditions and lifestyle improvement. Biotricity’s R&D continues to focus on the preventative healthcare market, with a vision of putting health management into the hands of the individual. The company aims to support the self-management of critical and chronic conditions with the use of innovative solutions to ease the growing burden on the healthcare system. To learn more, visit www.biotricity.com.

Important Cautions Regarding Forward-Looking Statements

Any statements contained in this press release that do not describe historical facts may constitute forward-looking statements. Forward-looking statements may include, without limitation, statements regarding (i) the plans and objectives of management for future operations, including plans or objectives relating to the design, development, regulatory approvals and commercialization of Bioflux or any of the Company’s other proposed products or services, (ii) a projection of income (including income/loss), earnings (including earnings/loss) per share, capital expenditures, dividends, capital structure or other financial items, (iii) the Company's future financial performance and (iv) the assumptions underlying or relating to any statement described in points (i), (ii) or (iii) above. Such forward-looking statements are not meant to predict or guarantee actual results, performance, events or circumstances and may not be realized because they are based upon the Company's current projections, plans, objectives, beliefs, expectations, estimates and assumptions and are subject to a number of risks and uncertainties and other influences, many of which the Company has no control over. Actual results and the timing of certain events and circumstances may differ materially from those described by the forward-looking statements as a result of these risks and uncertainties. Factors that may influence or contribute to the inaccuracy of the forward-looking statements or cause actual results to differ materially from expected or desired results may include, without limitation, the Company's inability to obtain additional financing, the significant length of time and resources associated with the development of its products and related insufficient cash flows and resulting illiquidity, the Company's inability to expand the Company's business, significant government regulation of medical devices and the healthcare industry, lack of product diversification, existing or increased competition, results of arbitration and litigation, stock volatility and illiquidity, and the Company's failure to implement the Company's business plans or strategies. These and other factors are identified and described in more detail in the Company's filings with the SEC. The Company assumes no obligation to update any forward-looking statements in order to reflect any event or circumstance that may arise after the date of this release.

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